Huntington Director M Outlook

Talcott Resolution Life Insurance Company
Separate Account Three

File No. 333-119417

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Director M Outlook table of minimum and maximum expenses in section “2. Fee Summary” of your prospectus is deleted and replaced with the following:

Huntington Director M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.93%

The Huntington Director M Outlook table under “Example” in section “2. Fee Summary” of your prospectus is deleted and replaced with the following:

Huntington Director M Outlook:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,210	$2,160	$2,842	$5,607
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$393	$1,532	$2,660	$5,425
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$574	$1,714	$2,842	$5,607

This Supplement Should Be Retained For Future Reference.

HV-7737